                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                  /_/ Preliminary Proxy Statement
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                       (as permitted by Rule 14a-6(e)(2))
                  /X/ Definitive Proxy Statement
                  /_/ Definitive Additional Materials
                  /_/ Soliciting Material Pursuant to ss.240.14a-12

                            WEBFINANCIAL CORPORATION
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                            WEBFINANCIAL CORPORATION

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 15, 2004
                                 --------------

To the Stockholders:

     NOTICE IS  HEREBY  GIVEN  that the  Annual  Meeting  of  Stockholders  (the
"Meeting") of WEBFINANCIAL CORPORATION,  a Delaware corporation (the "Company"), will be held at the offices of Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street,  New York, New York 10022, on
December 15, 2004 at 9:00 a.m., local time, for the following purposes:

     1.   To elect five  members  of the board of  directors  of the  Company to serve until the next annual  meeting of  stockholders  and until their successors have been duly elected and qualify;

     2.   To approve a proposal to amend the  Certificate  of  Incorporation  to effect a reverse split of the Company's common stock such that one new share  of  common  stock  would be  issued  for up to four  shares  of outstanding  common  stock,  as shall be  determined  by the  board of directors;

     3.   To  approve  a  proposal  to  amend  the  Company's   Certificate   of
          Incorporation  to  reduce  the  authorized  number  of  shares  of the
          Company's  common stock from  50,000,000 to no greater than 20,000,000 and to  reduce  the  number  of  authorized  shares  of the  Company's preferred stock from 10,000,000 to no greater than 2,000,000,  each as shall be  determined  by the  board  of  directors,  and in each  case subject to the  approval  of  Proposal 2 by the  stockholders  and the implementation by the Company of the reverse stock split;

     4.   To ratify  the  appointment  of Grant  Thornton  LLP as the  Company's independent auditors for the year ending December 31, 2004; and

     5.   To transact such other  business as may properly be brought before the
          Meeting or any adjournment thereof.

     The board of directors has fixed the close of business on November 15, 2004 as the record date for the  Meeting.  Only  stockholders  of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                      By Order of the Board of Directors

                                      Glen M. Kassan
                                      Vice President, Chief Financial Officer
                                      and Secretary

Dated:  November 24, 2004
New York, New York

     WHETHER OR NOT YOU EXPECT TO BE  PRESENT AT THE  MEETING,  YOU ARE URGED TO
FILL IN,  DATE,  SIGN AND  RETURN THE  ENCLOSED  PROXY IN THE  ENVELOPE  THAT IS
PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            WEBFINANCIAL CORPORATION
                         590 MADISON AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10022

                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 15, 2004

                                ----------------

                                  INTRODUCTION

     This Proxy  Statement is being  furnished to  stockholders  by the board of directors of WEBFINANCIAL  CORPORATION,  a Delaware corporation (the "Company"), in connection  with the  solicitation of the  accompanying  Proxy for use at the
2004 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the offices of Olshan Grundman Frome  Rosenzweig & Wolosky LLP,  located at Park
Avenue Tower,  65 East 55th Street,  New York,  New York 10022,  on December 15,
2004, at 9:00 a.m., local time, or at any adjournment thereof.

     The  approximate  date on which this Proxy  Statement and the  accompanying
Proxy will first be sent or given to stockholders is November 24, 2004.

     At the Meeting,  stockholders  will be asked: (1) to elect five (5) members of the board of  directors  of the  Company  (the  "Board of  Directors"  or the
"Board") to serve until the next annual meeting of stockholders  and until their successors  have been duly  elected  and  qualify;  (2) to approve a proposal to amend  the  Certificate  of  Incorporation  to  effect  a  reverse  split of the
Company's  common  stock such that one new share of common stock would be issued for up to four shares of outstanding common stock, as shall be determined by the
Board of Directors; (3) to approve a proposal to amend the Company's Certificate of  Incorporation  to reduce the  authorized  number of shares of the  Company's common stock from  50,000,000  to no greater than  20,000,000  and to reduce the number of authorized shares of the Company's  preferred stock from 10,000,000 to no  greater  than  2,000,000,  each as  shall  be  determined  by the  Board  of
Directors,  and in each  case  subject  to the  approval  of  Proposal  2 by the stockholders and the  implementation  by the Company of the Reverse Stock Split;
(4) to ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending  December 31, 2004; and (5) to transact such other business as may properly be brought before the Meeting or any  adjournment thereof. The mailing address of the Company's principal executive offices is 590
Madison Avenue, 32nd Floor, New York, New York 10022.

                        RECORD DATE AND VOTING SECURITIES

     Only  stockholders of record at the close of business on November 15, 2004, the record date (the "Record Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any adjournment  thereof. As of the close of business on the Record  Date,  there were  8,733,732  outstanding  shares of the
Company's  common  stock,  $.001 par value (the  "Common  Stock").  Each of such shares is entitled to one vote. There was no other class of voting securities of the  Company  outstanding  on that date.  A majority of the  outstanding  shares presented in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

     Shares of Common Stock  represented by Proxies that are properly  executed, duly returned and not revoked will be voted in accordance with the  instructions contained  therein.  If no  specification  is indicated  on the Proxy,  all such shares will be voted (i) for the  election as  directors of the persons who have been nominated by the Board of Directors,  (ii) for the approval of the proposal to amend the  Certificate  of  Incorporation  to effect the reverse stock split,
(iii) for the approval of the proposal to amend the Certificate of Incorporation to  reduce  the  number of  authorized  shares of  capital  stock,  (iv) for the ratification  of  the  appointment  of  Grant  Thornton  LLP  as  the  Company's independent  auditors for the year ending December 31, 2004 and (v) on any other matter the Board is not aware of a reasonable time before this solicitation that may properly be brought  before the Meeting in  accordance  with the judgment of the person or persons voting the Proxies.

     The  execution  of a Proxy will in no way affect a  stockholder's  right to attend the Meeting and to vote in person.  Any Proxy  executed and returned by a stockholder  may  be  revoked  at any  time  thereafter  if  written  notice  of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented to the  Meeting or if the  stockholder  attends  the  Meeting  and votes by ballot, except as to any  matter  or  matters  upon  which a vote  shall  have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

     The cost of  solicitation  of the Proxies being  solicited on behalf of the
Board of Directors  will be borne by the Company.  In addition to the use of the mails,  proxy  solicitation  may be made by  telephone,  telegraph  and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

     The Company has retained MacKenzie Partners,  Inc. ("MacKenzie") to solicit proxies  at a  cost  of  approximately  $3,000.00,  plus  certain  out-of-pocket expenses.  If the Company  requests  MacKenzie to perform  additional  services,
MacKenzie will bill the Company at its usual rate.

                                  VOTING RIGHTS

     Holders of each  share of Common  Stock are  entitled  to one vote for each share held on all matters.  The holders of a majority of the outstanding  shares of  Common  Stock,  whether  present  in person or  represented  by proxy,  will constitute a quorum for the election of  directors,  the approval of the reverse stock split, the approval of the reduction in the number of authorized shares of capital stock and the ratification of the appointment of Grant Thornton LLP, and any other matters that may come before the Meeting.

     Broker  "non-votes"  and the shares as to which a stockholder  abstains (or withholds  in the case of election of  directors)  from voting are  included for purposes of  determining  whether a quorum of shares is present at a meeting.  A broker  "non-vote"  occurs when a nominee holding shares for a beneficial  owner does  not  vote on a  particular  proposal  because  the  nominee  does not have discretionary  voting  power  with  respect  to that  item and has not  received instructions from the beneficial owner.

     A plurality of the total votes cast by holders of Common Stock  entitled to vote is required for the election of directors.  In  tabulating  the vote on the election of directors, votes withheld and broker "non-votes" will be disregarded and will have no effect on the outcome of such vote.

     The  reverse  stock  split and the  reduction  in the number of  authorized shares of capital  stock must be  approved  by the  holders of a majority of the outstanding  Common Stock of the Company.  In tabulating the vote on the reverse stock  split and the  reduction  in the number of  authorized  shares of capital stock,  abstentions  and broker  "non-votes"  will have the effect of a negative vote for the reverse  stock split and the  reduction in the number of authorized shares of capital stock.

     The  affirmative  vote of a majority of the votes cast by holders of Common
Stock  entitled to vote is required to ratify the  appointment of Grant Thornton
LLP. In tabulating the votes on the proposal to ratify the  appointment of Grant
Thornton LLP,  abstentions and broker  "non-votes"  will be disregarded and will have no effect on the outcome of such vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The  following  table sets forth  information  concerning  ownership of the
Company's shares of Common Stock, as of the Record Date, by each person known by the  Company  to be the  beneficial  owner  of more  than  five  percent  of the outstanding  Common Stock,  each director,  the Chief  Executive  Officer,  each nominee for election as a director and by all directors  and executive  officers of the  Company as a group.  Unless  otherwise  indicated,  the address for each person  in the  following  table  is in care of  WebFinancial  Corporation,  590
Madison Avenue, 32nd Floor, New York, New York 10022.

                                                        AMOUNT AND
                                                        NATURE OF
                                                        BENEFICIAL         PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                   OWNERSHIP(1)          CLASS
-----------------------------------------------      ----------------     -------------

Steel Partners II, L.P.                                5,652,948             64.7%

Warren G. Lichtenstein                                 5,655,448(2)          64.8%

Jack L. Howard                                            42,617(3)           *

Joseph L. Mullen                                          15,962(4)           *
c/o Li Moran International, Inc.
611 Broadway, Suite 722
New York, New York 10012

Mark E. Schwarz                                           10,344(5)           *
c/o Newcastle Capital Management, L.P.
300 Crescent Court, Suite 1110
Dallas, Texas 75201

Howard Mileaf                                                955(6)           *
64 Brookdale Court
Highland Park, New Jersey  08904

All directors and executive                            5,750,326(7)          65.5%
officers as a group (seven persons)
------------------
* Less than 1%

(1)  A person is deemed to be the beneficial owner of voting securities that can be acquired  by such  person  within 60 days after the Record Date upon the exercise of options,  warrants or convertible  securities.  Each beneficial owner's  percentage  ownership  is  determined  by assuming  that  options, warrants or  convertible  securities  that are held by such person (but not those held by any other person) and that are currently  exercisable  (i.e., that are  exercisable  within 60 days  after  the  Record  Date)  have been exercised.  Unless  otherwise  noted, the Company believes that all persons named in the security ownership table have sole voting and investment power with respect to all shares beneficially owned by them.

(2)  Consists  of (i)  2,500  shares  of  Common  Stock  owned  directly  by Mr.
     Lichtenstein;  and (ii)  5,652,948  shares of Common  Stock  owned by Steel
     Partners  II,  L.P.  ("Steel"),  which  is also  separately  listed  in the security  ownership  table.  As the sole  managing  member  of the  general partner of Steel,  Mr.  Lichtenstein  has sole voting and investment  power over the  5,652,948  shares  owned by  Steel.  Mr.  Lichtenstein  disclaims beneficial ownership of the shares of Common Stock owned by Steel except to the extent of his pecuniary interest therein.

(3)  Consists of (i) 36,417 shares of Common Stock owned directly by Mr. Howard;
     (ii) 3,000 shares of Common Stock owned by Mr. Howard in joint tenancy with his  spouse;  and (iii)  3,200  shares of Common  Stock owned by JL Howard,
     Inc., a California corporation controlled by Mr. Howard.

(4)  Consists of (i) 4,285  shares of Common  Stock;  and (ii) 11,677  shares of
     Common Stock  issuable  upon the exercise of options  within 60 days of the
     Record Date.

(5)  Consists of 10,344  shares of Common  Stock  issuable  upon the exercise of options within 60 days of the Record Date.

(6)  Consists  of 955  shares of Common  Stock  issuable  upon the  exercise  of options within 60 days of the Record Date.

(7)  Includes the shares and options held by directors  and the Chief  Executive
     Officer named in the security  ownership  table and 25,000 shares of Common
     Stock  issuable  upon the exercise of options  within 60 days of the Record

     Date  held by  executive  officers  who are not  specifically  named in the security ownership table.

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

     Unless otherwise specified,  all Proxies received will be voted in favor of the election of the persons  named below as  directors of the Company,  to serve until the next  Annual  Meeting of  Stockholders  of the Company and until their successors shall be duly elected and qualify. The nominees were nominated by the
Nominating  and Governance  Committee.  Management has no reason to believe that any of the  nominees  will be unable or  unwilling  to serve as a  director,  if elected.  Should any of the nominees not remain a candidate  for election at the date of the Meeting,  the Proxies  will be voted in favor of those  nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors.

     The names, principal occupation of and certain other information about each of the nominees are set forth below.

                                                            FIRST YEAR
                  NAME                   AGE             BECAME DIRECTOR
----------------------------------    ------------   ---------------------------
Warren G. Lichtenstein                    39                  1996

Jack L. Howard                            43                  1996

Joseph L. Mullen                          58                  1995

Mark E. Schwarz                           44                  2001

Howard Mileaf                             67                  2002

     Warren G.  Lichtenstein  has served as a director of the Company since 1996
and  as  Chairman  and  Chief   Executive   Officer  since  December  1997.  Mr.
Lichtenstein  also served as President of the Company from December 1997 through
December  2003.  Mr.  Lichtenstein  has  served as the  Chairman  of the  Board,
Secretary and the Managing Member of Steel Partners, L.L.C., the general partner of Steel, since January 1, 1996.  Prior to such time,  Mr.  Lichtenstein  was the
Chairman and a director of Steel  Partners,  Ltd., the general  partner of Steel
Partners  Associates,  L.P.,  which was the general partner of Steel,  from 1993 until  prior to January  1,  1996.  Mr.  Lichtenstein  was the  acquisition/risk arbitrage analyst at Ballantrae Partners, L.P., a private investment partnership
formed  to  invest  in  risk  arbitrage,   special  situations  and  undervalued
companies,  from 1988 to 1990.  Mr.  Lichtenstein  has served as a  director  of
Gateway Industries, Inc. ("Gateway"), a provider of database development and Web site design and  development  services,  since 1994 and as Chairman of the Board and Chief  Executive  Officer  from 1995 to  February  2004.  He has served as a director of SL Industries,  Inc.  ("SL"), a designer and producer of proprietary advanced  systems and  equipment for the power and data quality  industry,  from
1993 to 1997,  and since  January 2002 to date. He has served as the Chairman of
the  Board  and  Chief  Executive   Officer  of  SL  since  February  2002.  Mr.
Lichtenstein has served as a director and the President and Chief Executive

Officer of Steel Partners,  Ltd. ("SPL"), a management and advisory company that provides  management services to Steel and other affiliates of Steel, since June
1999 and as its  Secretary  and Treasurer  from May 2001 to December  2003.  Mr.
Lichtenstein served as President of an entity previously known as Steel Partners
Services,  Ltd. ("SPS"),  a management and advisory  company,  from October 1999 through  March  2002.  SPS  provided  management  services  to Steel  and  other affiliates  of Steel until March 2002,  when SPL  acquired the rights to provide certain  management  services  from SPS.  He has also  served as Chairman of the
Board of Directors of Caribbean Fertilizer Group Ltd. ("Caribbean  Fertilizer"),
a private company  engaged in the production of agricultural  products in Puerto
Rico and Jamaica,  since June 2000. Mr.  Lichtenstein  is also a director of the following other publicly held companies:  Layne Christensen  Company, a provider of  products  and  services  for the  water,  mineral,  construction  and energy markets;  and United Industrial  Corporation ("UIC"), a designer and producer of defense, training, transportation and energy systems. He also serves as Chairman of the  Board  of UIC.  Mr.  Lichtenstein  devotes  such  time to the  Company's business  affairs and  operations  as he deems  necessary to perform his duties, which changes from time to time, but generally does not exceed 50% of his time.

     Jack L. Howard has served as a director  of the  Company  since 1996 and as its Vice  President  since  December  1997.  From December 1997 to May 2000, Mr.
Howard also served as Secretary,  Treasurer and Chief  Financial  Officer of the
Company.  For more than the past five years,  Mr.  Howard has been a  registered principal of Mutual Securities,  Inc., a registered broker-dealer.  He served as
Chairman  of the Board and Chief  Executive  Officer of Gateway  since  February
2004,  as Vice  President of Gateway  since  December  2001 and as a director of
Gateway  since May  1994.  Mr.  Howard is a  director  of Pubco  Corporation,  a printing supplies and construction equipment manufacturer and distributor. He is also a director of BNS Co. ("BNS"), a real estate management company. Mr. Howard devotes such time to the business  affairs and  operations  of the Company as he deems  necessary to perform his duties,  which  changes  from time to time,  but generally does not exceed 50% of his time.

     Joseph L. Mullen has served as a director of the Company since 1995.  Since
January  1994,   Mr.  Mullen  has  served  as  Managing   Partner  of  Li  Moran
International,  Inc., a management  consulting company,  and has functioned as a senior officer  overseeing the  merchandise  and marketing  departments for such companies as Leewards Creative Crafts Inc.,  Office Depot of Warsaw,  Poland and
Camelot Music.

     Mark E. Schwarz has served as a director of the Company since July 2001. He has  served as the  general  partner,  directly  or  through  entities  which he controls,  of Newcastle  Partners,  L.P., a private investment firm, since 1993.
Mr. Schwarz was Vice President and Manager of Sandera Capital, L.L.C., a private investment  firm affiliated with Hunt Financial  Group,  L.L.C.,  a Dallas-based investment  firm associated  with the Lamar Hunt family  ("Hunt"),  from 1995 to
September 1999 and a securities  analyst and portfolio Manager for SCM Advisors,
L.L.C., formerly a Hunt-affiliated  registered investment advisor, from May 1993 to 1996. Mr. Schwarz currently serves as a director of the following  companies:
SL;  Nashua  Corporation,  a  specialty  paper,  label,  and  printing  supplies manufacturer;  Bell  Industries,  Inc.,  a  provider  of  computer  systems  and services;  New Century  Equity  Holdings  Corp., a company  formerly  engaged in investing in  high-growth  companies;  and Pizza Inn,  Inc.,  a  franchisor  and operator of pizza  restaurants.  Mr.  Schwarz has served as a director and Chief

Executive  Officer  and  President  of Geoworks  Corporation,  an entity with no significant business operations,  since May 2003. Mr. Schwarz has also served as
Chairman of the Board of  Directors  of Hallmark  Financial  Services,  Inc.,  a
property and casualty insurance holding company,  since October 2001, and as its
Chief  Executive  Officer since  January  2003.  From October 1998 through April
1999, Mr. Schwarz served as a director of Aydin Corporation ("Aydin"), a defense electronics manufacturer.

     Howard Mileaf has served as a director of the Company since  December 2002.
He has been a director of  Neuberger  Berman  Mutual  Funds  since 1985.  He has served as a director of WHX Corporation,  a NYSE listed holding  company,  since
August 2002. From May 1993 to December 2001, Mr. Mileaf served as Vice President and General Counsel of WHX Corporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE ELECTION OF EACH OF THE
NOMINEES.

COMPOSITION OF THE BOARD OF DIRECTORS

     The Company has determined  that three out of its five members of the Board of Directors meet the current independence  standards under (i) the current NASD rules for The NASDAQ Stock Market  ("Nasdaq"),  and (ii) the  provisions  of the
Sarbanes-Oxley  Act of 2002  (the  "Sarbanes-Oxley  Act")  and  other  rules and regulations of the Securities and Exchange Commission ("SEC").

MEETINGS

     The Board of  Directors  held five  meetings  during the fiscal  year ended
December 31, 2003.  From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware.

     All the current members of the Board of Directors  attended at least 75% of the  aggregate of the total  number of meetings  held by the Board and the total number of meetings held by all committees of the Board during fiscal 2003.

     Each  director  is  expected  to make  reasonable  efforts to attend  Board meetings,  meetings  of  committees  of which such  director is a member and the
Annual Meeting of Stockholders.  All of the Company's  directors were present at the Company's 2003 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE

     The Board of Directors has a Compensation  Committee which  administers the
Company's stock option plan and makes  recommendations  concerning  salaries and incentive  compensation for employees of and consultants to the Company.  During the fiscal year ended December 31, 2003, the Compensation Committee was composed of the Company's three independent  directors,  Howard Mileaf,  Mark Schwarz and
Joseph Mullen.  The Compensation  Committee did not hold any meetings during the fiscal  year ended  December  31,  2003.  The Board of  Directors  has adopted a written charter for the Compensation Committee.

NOMINATING AND GOVERNANCE COMMITTEE

     The Nominating and Governance  Committee recommends criteria for service as a director,  reviews candidates and recommends  appropriate governance practices and  compensation  for directors.  The  Nominating and Governance  Committee has adopted a written charter, which is attached to this Proxy Statement as Annex A.

The members of the Nominating and Governance Committee are Mark Schwarz,  Joseph
Mullen and Howard Mileaf. All members of the Company's Nominating and Governance
Committee are independent as independence is defined in Rule  4200(a)(15) of the
NASD listing  standards.  The Nominating  and Governance  Committee met one time during the fiscal year ended December 31, 2003.

     The Nominating and Governance Committee considers and makes recommendations to the  Board  with  respect  to the  size  and  composition  of the  Board  and identifies potential  candidates to serve as directors,  to the extent there are vacancies  on the Board.  The  Nominating  and  Governance  Committee  considers recommendations for director nominees from a wide variety of sources,  including members of the Board, business contacts, community leaders, third-party advisory services and members of management. The Nominating and Governance Committee also considers  stockholder  recommendations  for director nominees that are properly received  in  accordance  with  the  Company's  Guidelines  For  Nominating  And
Evaluating  Candidates  For The  Board Of  Directors  and  applicable  rules and regulations  of the  SEC.  The  Nominating  and  Governance  Committee  does not evaluate  director  candidates  recommended  by  stockholders  differently  than director candidates recommended by other sources.

     In considering  Board candidates,  the Nominating and Governance  Committee takes into consideration all factors that it deems appropriate,  including,  but not limited to, the individual's character, education, experience, knowledge and skills. The Nominating and Governance Committee will also consider the extent of the individual's experience in business, education or public service, his or her ability to bring a desired range of skills,  diverse perspectives and experience to the Board and whether the  individual  possesses  high ethical  standards,  a strong  sense of  professionalism  and is capable of serving  the  interests  of
stockholders.   In  addition  to   reviewing  a   candidate's   background   and
accomplishments, candidates for director nominees are reviewed in the context of the current  composition  of the Board and the evolving  needs of the  Company's businesses.  It is the  Board's  policy that at all times at least a majority of its members meet the standards of  independence  promulgated by the NASD and the
SEC.  Additionally,  the Nominating  and Governance  Committee will consider the number of boards on which the candidate  already serves when  assessing  whether the candidate has the appropriate time to devote to service on the Board.

     Stockholders  wishing to bring a nomination for a director  candidate prior to a  meeting  of  stockholders  must  give  written  notice  to  the  Corporate
Secretary,  WebFinancial Corporation,  590 Madison Avenue, 32nd Floor, New York,
New York 10022,  either by personal  delivery or by United States mail,  postage prepaid.  The  stockholder's  notice must be received by the Secretary not later than the close of business on the 120th calendar day prior to the anniversary of the date on which notice of the prior year's annual meeting of stockholders  was first mailed to stockholders.  The stockholder's written notice to the Secretary shall set forth (a) as to each person whom the stockholder  proposes to nominate for election or reelection as a director all information relating to such person that is required to be  disclosed  in  solicitations  of proxies for election of directors,  or is otherwise  required,  in each case pursuant to Regulation  14A under the  Securities  Exchange Act of 1934,  as amended (the  "Exchange  Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving  the  notice  and the  beneficial  owner,  if any,  on whose  behalf  the nomination is made (i) the name and address of such stockholder,  as they appear on the Company's books, and of such beneficial  owner, (ii) the class and number of shares of the Common Stock that are owned  beneficially and of record by such stockholder  and such  beneficial  owner  and  (iii) a  representation  that the stockholder  is a holder of record of shares of the Common  Stock and intends to appear in person or by proxy at the  meeting of  stockholders  to  propose  such business.

     The Nominating and Governance  Committee  initially evaluates a prospective nominee on the basis of his or her resume and other background  information that has been  made  available  to the  committee.  A member  of the  Nominating  and
Governance  Committee will contact for further  review those  candidates who the committee believes are qualified,  who may fulfill a specific Board need and who would  otherwise  best make a  contribution  to the  Board.  If,  after  further discussions  with the candidate,  and other further review and  consideration as necessary,  the  Nominating  and  Governance  Committee  believes  that  it  has identified a qualified candidate, it will make a recommendation to the Board.

AUDIT COMMITTEE

     The Board of Directors has an Audit  Committee  which reviews the Company's financial  statements and accounting  policies,  resolves potential conflicts of interest,  receives and reviews the recommendations of the Company's independent auditors and confers with the Company's independent auditors with respect to the training and  supervision of internal  accounting  personnel and the adequacy of internal  accounting  controls.  During the fiscal year ended December 31, 2003, the members of the Audit  Committee were Howard  Mileaf,  Joseph Mullen and Mark
Schwarz.  The Board has  determined  that  Howard  Mileaf  satisfies  the "audit committee financial expert" criteria established by the SEC. The Audit Committee held five meetings  during the fiscal year ended  December 31, 2003. All members of the Company's  Audit  Committee are independent as independence is defined in
Rule  4200(a)(15)  of the NASD listing  standards.  The Board of  Directors  has updated its  written  charter for the Audit  Committee.  The updated  charter is attached to this Proxy Statement as Annex B.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee assists the Board in fulfilling its  responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting  practices of the Company.  During the fiscal year ended  December 31,
2003, the Audit Committee met five times.

                                       10

     In discharging its responsibility  for oversight of the audit process,  the
Audit Committee  obtained from the independent  auditors,  Grant Thornton LLP, a formal written statement  describing any relationships  between the auditors and the Company that might bear on the auditors'  independence  consistent  with the
Independent Standards Board Standard No. 1, "Independence Discussions with Audit
Committees," and discussed with the auditors any relationships that might impact the  auditors'  objectivity  and  independence  and  satisfied  itself as to the auditors' independence.

     The  committee  discussed and reviewed  with the  independent  auditors the communications  required by generally  accepted  auditing  standards,  including those  described  in  Statement  on  Auditing  Standards  No.  61,  as  amended,
"Communication  with Audit Committees" and discussed and reviewed the results of the independent  auditors'  examination of the financial statements for the year ended December 31, 2003.

     The committee  reviewed the audited financial  statements of the Company as of and for the year ended December 31, 2003 with  management and the independent auditors.  Management has the  responsibility  for  preparation of the Company's financial  statements and the independent  auditors have the  responsibility for examination of those statements.

     Based upon the  above-mentioned  review and discussions with management and the  independent  auditors,  the  committee  recommended  to the Board  that the
Company's audited financial  statements be included in its Annual Report on Form
10-KSB for the year ended December 31, 2003, for filing with the SEC.

     Submitted by the Audit Committee

              Howard Mileaf
              Joseph L. Mullen
              Mark E. Schwarz

CODE OF CONDUCT AND ETHICS

     The Company has  adopted a code of conduct  and ethics  (the  "Code")  that applies to all directors,  officers and employees and their relatives.  The Code is reasonably  designed to deter  wrongdoing  and promote (i) honest and ethical conduct,  including  the ethical  handling of actual or  apparent  conflicts  of interest  between  personal and  professional  relationships,  (ii) full,  fair, accurate,  timely and  understandable  disclosure in reports and documents filed
with,  or  submitted  to,  the  regulatory   authorities  and  in  other  public
communications   made  by  the  Company,   (iii)   compliance   with  applicable
governmental laws, rules and regulations,  (iv) the prompt internal reporting of violations of the Code to  appropriate  persons  identified in the Code, and (v)
accountability  for adherence to the Code. The Code has been filed as an exhibit to the Company's  Annual  Report on Form 10-KSB for the year ended  December 31,
2003.

                                       11

                                   MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY WHO ARE NOT DIRECTORS

     Glen M.  Kassan  (age 61) has  served as Vice  President,  Chief  Financial
Officer and Secretary of the Company since June 2000. He has served as Executive
Vice  President of SPL since March 2002.  Mr.  Kassan  served as Executive  Vice
President  of SPS from June 2001  through  March  2002 and Vice  President  from
October 1999 through May 2001.  He has also served as Vice Chairman of the Board of Directors of Caribbean Fertilizer since June 2000. Mr. Kassan has served as a director of SPL since January 2002 and as its  President  since  February  2002.
From 1997 to 1998, Mr. Kassan served as Chairman and Chief Executive  Officer of
Long Term Care Services,  Inc., a privately owned  healthcare  services  company which Mr. Kassan  co-founded  in 1994 and initially  served as Vice Chairman and
Chief Financial  Officer.  Mr. Kassan is currently a director of UIC. Mr. Kassan devotes such time to the Company's  business  affairs and operations as he deems necessary to perform his duties,  which changes from time to time, but generally does not exceed 50% of his time.

     James R.  Henderson  (age 46) has served as President  and Chief  Operating
Officer of the  Company  since  December  2003,  and was the Vice  President  of
Operations  from  September  2000  through  December  2003.  He has  served as a director  of BNS since  June 2004 and as a director  of Del Global  Technologies
Corp., a designer and  manufacturer of medical  imaging and diagnostic  systems, since November 2003. He has also served as a director of the WebBank  subsidiary since March 2002 and a director and Chief Operating  Officer of the WebFinancial
Holding Corporation subsidiary since January 2000. Mr. Henderson has served as a
Vice President of SPL since March 2002. Mr. Henderson served as a Vice President of SPS from August 1999 through  March 2002.  He has also served as President of
Gateway since December 2001. Mr. Henderson served as a director and acting Chief
Executive  Officer of ECC  International  Corp., a manufacturer  and marketer of computer-controlled simulators for training personnel to perform maintenance and operator  procedures  on military  weapons,  from  December  1999 and July 2002, respectively,  until  September  2003.  He has served as a director  of SL since
January  2002.  From  January  2001 to  August  2001,  Mr.  Henderson  served as
President of MDM  Technologies,  Inc., a direct mail and marketing  company that was  principally  controlled  by  the  Company's  Chief  Executive  Officer  and
Chairman.  From  1996 to July  1999,  Mr.  Henderson  was  employed  in  various positions with Aydin,  which included a tenure as President and Chief  Operating
Officer from October 1998 to June 1999.  Prior to his employment with Aydin, Mr.
Henderson was employed as an executive  with UNISYS  Corporation,  an e-business solutions  provider.  Mr. Henderson devotes such time to the Company's  business affairs and  operations  as he deems  necessary  to perform  his  duties,  which changes from time to time, but generally does not exceed 50% of his time.

                                       12

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table sets forth information concerning the compensation paid by the Company during the fiscal years ended December 31, 2003, 2002 and 2001 to the Company's Chief Executive Officer. No other executive officer of the Company received annual  compensation in excess of $100,000 during the fiscal year ended
December 31, 2003.

                                                                       LONG-TERM
                                        ANNUAL COMPENSATION           COMPENSATION
                                                                       SECURITIES       ALL OTHER
NAME AND PRINCIPAL              FISCAL                                 UNDERLYING      COMPENSATION
POSITION                         YEAR     SALARY($)     BONUS($)       OPTIONS(#)          ($)(1)
--------                         ----     ---------     --------       ----------          ------
Warren Lichtenstein,             2003           --           --               --          310,000
Chairman and Chief
Executive Officer
                                 2002           --           --               --          310,000
                                 2001           --           --               --          310,000
--------------------

(1)  Represents  aggregate management fees earned by SPL (for 2003 and a portion of 2002) and SPS (for a portion of 2002 and 2001),  entities  controlled by
     Warren  Lichtenstein,  from the Company.  For  information  relating to the management functions performed by such entities, see "Certain Relationships and Related Transactions."

STOCK OPTIONS

     None of the  Company's  executive  officers  were granted any stock options during the fiscal year ended December 31, 2003 nor did Mr. Lichtenstein hold any stock options as of December 31, 2003.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Officers  of the  Company do not receive  annual  compensation.  Day-to-day management functions are performed by SPL. Please see "Certain Relationships and
Related  Transactions" for a description of the contractual  arrangement between the Company and SPL.

     The Board of  Directors  authorized  the  payment to each of the  Company's non-employee  directors  a retainer  fee of $3,000  per  quarter in cash for his services as a director during 2003 and meeting fees of $1,000 per meeting of the
Board and $500 per meeting of a committee  of the Board ($375 to the extent such committee  meeting  is held on the  same  day as a Board  meeting)  during  2003 pursuant  to the  terms of the Long Term  Stock  Incentive  Plan  (the  "Plan").
Officers who are  directors do not receive  annual or per meeting  compensation.
Howard  Mileaf,   as  Chairman  of  the  Company's  audit  committee,   receives

                                       13

chairmanship fees of $2,500 per quarter. During 2003, the Company's non-employee directors  were  also  paid  $10,000  each for  their  review  of the  Company's registration statement on Form SB-2 related to the Company's subscription rights offering completed in August 2004.

EQUITY COMPENSATION PLAN INFORMATION

                                                                                              NUMBER OF SECURITIES REMAINING
                                      NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE           AVAILABLE FOR FUTURE ISSUANCE
                                         BE ISSUED UPON              EXERCISE PRICE OF        UNDER EQUITY COMPENSATION PLANS
                                     EXERCISE OF OUTSTANDING          OUTSTANDING          (EXCLUDING SECURITIES REFLECTED IN
                                            OPTIONS                      OPTIONS                       COLUMN (A))

PLAN CATEGORY                                 (A)                          (B)                            (C)

Equity compensation                         92,976                        $4.48                         902,774
plans approved by
security holders(1)

Equity compensation                            0                            0                             0
plans not approved by
security holders

Total                                       92,976                        $4.48                         902,774

--------------------------------
(1)  Consists of the Plan.

EMPLOYMENT AGREEMENTS

     The Company currently has no employment  agreements,  compensatory plans or arrangements with any executive officer.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section  16(a) of the  Exchange Act  requires  the  Company's  officers and directors,  and persons who own more than ten percent of a  registered  class of the  Company's  equity  securities,  to file  reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers,  directors and  greater-than  ten percent  stockholders  are also  required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based  solely on its review of the copies of such forms  received by it, or written  representations  from certain reporting  persons,  the Company believes that,  during the fiscal year ended December 31, 2003, there was compliance with all Section 16(a) filing requirements applicable to its officers,  directors and greater-than ten percent stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to a management agreement (the "Management  Agreement"),  approved by a majority of the Company's disinterested directors,  between the Company and
SPS (and  subsequently  assigned to SPL),  SPL  provides the Company with office

                                       14

space and certain management,  consulting and advisory services.  The Management
Agreement is  automatically  renewable on an annual basis unless  terminated  by either  party,  for any  reason,  upon at  least  60 days  written  notice.  The
Management  Agreement also provides that the Company shall  indemnify,  save and hold SPL harmless  from and against any  obligation,  liability,  cost or damage resulting from SPL's actions under the terms of the Management Agreement, except to the extent  occasioned  by gross  negligence  or willful  misconduct of SPL's officers, directors or employees.

     Pursuant to an Employee  Allocation  Agreement between WebBank and SPS (and subsequently  assigned  to SPL)  dated  March 15,  2001 (the  "First  Allocation
Agreement"), James Henderson, an employee of SPL and an executive officer of the
Company, performed services in the area of management,  accounting and finances, and  identified  business  opportunities,  and such  other  services  reasonably requested by WebBank.  Effective October 1, 2004, WebBank and SPL entered into a new Employee Allocation  Agreement (the "Second Allocation  Agreement") pursuant to which Mr.  Henderson  continues to perform the same services for WebBank.  In consideration  of the  services  performed  by Mr.  Henderson  under the  Second
Allocation  Agreement,  Mr.  Henderson's  salary and the cost of  certain  other benefits are allocated  between  WebBank and SPL based on the percentage of time devoted by Mr. Henderson to WebBank matters. Unless agreed to by both parties in writing, the amount paid by WebBank to SPL under the Second Allocation Agreement in any calendar year may not exceed $100,000.  The Second  Allocation  Agreement will  continue in force until  terminated  by either of the parties upon 30 days written notice.

     Prior to March 26, 2002, the original  counterparty  to both the Management
Agreement and the First Allocation  Agreement was SPS. As of March 26, 2002, the
Management  Agreement and the First  Allocation  Agreement  described above were assigned by SPS to SPL and the employees of SPS became  employees of SPL. Warren
Lichtenstein,  the  Company's  Chairman  and  Chief  Executive  Officer,  is  an
affiliate of SPL based on his ownership of SPL,  directly and through Steel, and by virtue of his positions as Chairman, President and Chief Executive Officer of
SPL. Mr.  Lichtenstein  is the sole  managing  member of the general  partner of
Steel. Mr. Lichtenstein  disclaims  beneficial ownership of the shares of common stock of SPL owned by Steel (except to the extent of his  pecuniary  interest in such shares of common stock).

     In consideration of the services  rendered under the Management  Agreement,
SPL  charges  the  Company a fixed  monthly  fee  totaling  $310,000  per annum, adjustable  annually upon agreement of the Company and SPL. In  consideration of the services provided under the First Allocation Agreement,  SPL charged WebBank
$100,000 per annum during the  previous  two fiscal  years.  The fees payable by
WebBank are  included in the fees  payable by the Company  under the  Management
Agreement.  The Company believes that the cost of obtaining the type and quality of services  rendered by SPL under the  Management  Agreement  and the First and
Second  Allocation  Agreements is no less  favorable  than the cost at which the
Company and WebBank, respectively, could obtain from unaffiliated entities.

     During the fiscal year ended December 31, 2003, SPL billed the Company fees with  respect  to fiscal  2003 of  $310,000,  for  services  rendered  under the
Management  Agreement.  Included in these fees was $100,000  paid by WebBank for services rendered under the First Allocation  Agreement.  During the fiscal year

                                       15

ended  December  31,  2002,  SPL and SPS billed the Company fees with respect to fiscal 2002 of $232,500 and $77,500,  respectively,  for services rendered under the  Management  Agreement.  Included in these fees was $100,000 paid by WebBank for services rendered under the First Allocation Agreement.  The fees payable by
WebBank are  included in the fees  payable by the Company  under the  Management
Agreement.

     Pursuant to a sourcing and servicing  agreement (the "Rockland  Agreement")
between WebBank and Rockland Credit Finance LLC ("Rockland"),  Rockland performs both sourcing and servicing  functions on behalf of WebBank related to WebBank's accounts  receivable  factoring program.  John Fox, the owner of Rockland,  is a former employee of WebBank.  During 2003,  Rockland  earned  $1,019,000 in total management  fees under the terms of the Rockland  Agreement.  During  2002,  the first  year  of the  Rockland  Agreement,  Rockland  earned  $571,000  in  total management fees under the terms of the Rockland  Agreement.  Management fees are paid quarterly and accrued monthly by WebBank.  Notices of termination have been issued with  respect to the Rockland  Agreement  and other  accounts  receivable factoring  and service  arrangements,  and Rockland has  exercised  its right to purchase  the  receivables  portfolio  subject to the  Rockland  Agreement.  The termination  notice and  deadline  to  exercise  the  purchase  option have been extended until December 31, 2004.

                                       16

                        PROPOSAL II--REVERSE STOCK SPLIT

INTRODUCTION

     The Board of Directors of the Company has unanimously approved,  subject to stockholder  approval  solicited  hereby,  a  proposal  to amend  the  Company's
Certificate  of  Incorporation  authorizing a reverse  split of the  outstanding shares of Common  Stock,  such that for every number of common shares up to four held by a stockholder, as determined by the Board, such holder would be entitled to one post-split  common share (the "Reverse Stock Split").  Fractional  shares would be treated as provided below,  and outstanding  options to purchase Common
Stock  would be adjusted  accordingly.  The  Reverse  Stock  Split would  become effective  upon the filing with the  Secretary of State of Delaware an amendment to the Company's  Certificate of  Incorporation.  Approval of the proposal would give the Board discretionary  authority to implement the Reverse Stock Split for a 24-month period, until December 15, 2006.

     The purpose of the Reverse  Stock Split is to increase  the market value of the Common Stock. The Board intends to effect the Reverse Stock Split only if it believes  that a decrease in the number of shares  outstanding  may increase the per share market  price of the Common  Stock and improve the trading  market for the Common Stock. If the Reverse Stock Split is authorized by the  stockholders, the Board  will have the  discretion  to  implement  only one during the next 24 months, or effect no Reverse Stock Split at all. The Board has not specified the exact ratio of the Reverse Stock Split,  other than the maximum of one-for-four, in order to give it latitude. If the trading price of the Common Stock increases due to factors,  in the Board's sole  discretion,  other than the Reverse  Stock
Split, the Reverse Stock Split may not be implemented by the Board.

     Approval  of  the  proposed  amendment  to  the  Company's  Certificate  of
Incorporation to effect the Reverse Stock Split requires the affirmative vote of the  holders of a majority of the  outstanding  shares of the  Company's  Common
Stock as of the Record Date.  By voting to approve the proposed  amendment,  the
Company's  stockholders  will be  authorizing  the Board of  Directors,  without further stockholder  approval, to determine the ratio of the Reverse Stock Split so long as the  ratio  does not  exceed  one-for-four.  In  connection  with any determination  to effect a Reverse  Stock  Split,  the Board of  Directors  will select the  Reverse  Stock  Split  ratio  that it  believes  will  result in the greatest  marketability of the Company's Common Stock based on prevailing market conditions.  No further action on the part of the Company's stockholders will be required  for the Board to select the  Reverse  Stock  Split  ratio or to either effect or abandon the Reverse Stock Split. If no Reverse Stock Split is effected by December 15, 2006,  the Board of  Directors'  authority to effect the Reverse
Stock Split will  terminate.  In  addition,  by voting to approve  the  proposed amendment, the Company's stockholders will be authorizing the Company's officers to make immaterial  changes to the proposed  amendment as the Company's officers executing the amendment may deem appropriate.

     Adjustments  to the Company's  financial  statements to reflect the Reverse
Stock Split are  expected to be minimal.  The expected  immediate  effect in the market  would be an increase in the trading  price per share,  and a decrease in the number of  post-amendment  shares  involved  in a trade of shares that would have been involved in an identical trade.

                                       17

PURPOSE OF THE REVERSE STOCK SPLIT

     There are several  reasons why the Board of Directors  recommends  that the
Company's stockholders approve the Reverse Stock Split, including the following:

     o    To improve the  marketability  and liquidity of the  Company's  Common
          Stock; and

     o    To increase the per share market price of the Company's Common Stock.

     The Company  believes that a higher price per share of the Company's Common
Stock could improve the  marketability of the Common Stock. The Company believes that the current per share price level of the Company's Common Stock has reduced the effective  marketability  of the Common Stock  because of the  reluctance of many leading  brokerage  firms to recommend  low-priced  stock to their clients.
Some  investors  view  low-priced  stock as  speculative  and  unattractive.  In addition, a variety of brokerage house policies and practices tend to discourage individual  brokers  within those firms from dealing in low-priced  stock.  Such policies and practices pertain to the payment of brokers' commissions and to the time-consuming  procedures  that  function to make the  handling  of  low-priced stocks unattractive to brokers from an economic standpoint.

     Because  brokerage  commissions on low-priced  stock generally  represent a higher  percentage of the stock price than commissions on higher-priced  stocks, the current per share price of the Company's  Common Stock results in individual stockholders  paying transaction costs  (commission,  markups or markdowns) that represent a higher  percentage of their total share value than would be the case if the per share price of the Company's Common Stock was  substantially  higher.
This factor may also limit the  willingness  of  institutions  to  purchase  the
Company's Common Stock at its current market price.

     Although  any increase in the market  price of the  Company's  Common Stock resulting  from the  Reverse  Stock Split may be  proportionately  less than the decrease in the number of shares  outstanding,  the proposed Reverse Stock Split could  result in a market  price that would be high enough for the shares of the
Company's  Common Stock to overcome the  reluctance,  policies and  practices of brokerage  firms and  investors  referred to above and to  diminish  the adverse impact  of  correspondingly  higher  trading  commissions  for  the  shares.  No assurance can be given, however, that the Company's Common Stock will trade at a
higher  price  or  that  the  Company  will  be   successful  in  improving  the
marketability and liquidity of its Common Stock after the Reverse Stock Split.

RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT

     There can be no  assurance  that the  Reverse  Stock  Split  would have the desired  effects on the Company's  Common Stock.  Specifically,  there can be no assurance  that the foregoing  effects  would occur  following the Reverse Stock
Split,  that the market price of the Company's  Common Stock  immediately  after implementation  of the proposed  Reverse Stock Split would be maintained for any period of time,  or that,  assuming the maximum  ratio of a  one-for-four  stock split,  such market  would  approximate  four times the market  price before the proposed Reverse Stock Split. Even though a Reverse Stock Split, by itself, does

                                       18

not impact a company's assets or prospects, reverse stock splits can result in a decrease in the aggregate market value of a company's equity capital.  The Board of Directors,  however,  believes that this risk is off-set by the prospect that the  Reverse  Stock  Split  may,  by  increasing  the per share  price,  make an investment in the Common Stock more attractive for certain  investors.  While it is expected  that the reduction in the  outstanding  shares of Common Stock will increase the market price of the Common Stock,  there are no assurances that the
Reverse  Stock Split will  increase  the market  price of the Common  Stock by a multiple  equal to the number of  pre-split  shares in the  Reverse  Stock Split ratio or result in any  permanent  increase  in the market  price  (which can be dependent  upon many  factors,  including,  but not  limited  to, the  Company's business  and  financial  performance  and  prospects).  Should the market price decline after the Reverse Stock Split,  the  percentage  decline may be greater, due to the smaller number of shares  outstanding,  than it would have been prior to the Reverse Stock Split. In some cases the stock price of companies that have effected  reverse stock splits has  subsequently  declined  back to  pre-reverse split levels.

     There  are other  reasons  why the  Reverse  Stock  Split may be  perceived negatively in the marketplace. In addition to the fact that the number of shares available  for trading are reduced,  which  generally has the effect of reducing liquidity,  round lots (i.e.,  lots in multiples of 100 shares) may be converted into odd lots due to the split, which may in turn increase transaction costs for stockholders.  Further,  the Reverse  Stock Split can have a negative  effect on employee retention and recruitment by potentially  reducing the number of shares that the Company could offer in option grants and other stock-based  awards. The
Company cannot  guarantee that the market price of the Common Stock  immediately after the effective date of the proposed  Reverse Stock Split will be maintained for any  period  of time or that the ratio of post- and  pre-split  shares  will remain the same after the Reverse  Stock Split is effected,  or that the Reverse
Stock  Split  will not have an  adverse  effect  on the  stock  price due to the reduced number of shares outstanding after the Reverse Stock Split.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

     If the  stockholders  approve  the  proposal  to  authorize  the  Board  of
Directors  to  implement  the  Reverse  Stock  Split  and the Board  decides  to implement the Reverse  Stock Split prior to December 15, 2006,  the Company will amend the existing provision of the Certificate of Incorporation relating to the
Company's authorized capital. Accordingly,  Article Fourth of the Certificate of
Incorporation, depending on the Reverse Stock Split ratio selected by the Board, will read as provided in Annex C.

     If the  stockholders  approve  the Reverse  Stock  Split,  the  appropriate amendment to the Company's  Certificate of Incorporation  would become effective upon the Board's decision to implement the Reverse Stock Split and the filing of an amendment to the Certificate of Incorporation  with the Secretary of State of
Delaware.  The proposed  Reverse  Stock Split will not affect any  stockholder's proportionate  equity  interest  in  the  Company  or the  rights,  preferences, privileges or priorities of any stockholder,  other than an adjustment which may occur due to payment for  fractional  shares.  The proposed  Reverse Stock Split will not affect the total stockholders'  equity of the Company or any components of stockholders'  equity as reflected on the financial statements of the Company except (i) to change the numbers of the issued and outstanding  shares of Common

                                       19

Stock and (ii) for an adjustment  which will occur due to the costs  incurred by the Company in connection  with this Proxy Statement and the  implementation  of the Reverse Stock Split. In addition, the conversion ratios and exercise prices, to the extent applicable,  of the Company's  outstanding stock options,  will be proportionately  adjusted upon the  consummation of the Reverse Stock Split. The
$0.001  per share par value of the  Common  Stock  will not be  affected  by the proposed amendment.

EXCHANGE OF SHARES; NO FRACTIONAL SHARES

     Pursuant to the Reverse  Stock Split,  depending on the Reverse Stock Split ratio  selected by the Board of Directors,  every number of shares up to four of issued  Common  Stock  would be  converted  and  reclassified  into one share of post-split Common Stock. No certificates or scrip representing  fractional share interests  in the  Common  Stock will be issued,  and no such  fractional  share interest will entitle the holder  thereof to any rights as a stockholder  of the
Company.  In lieu of any such fractional  share interest,  upon surrender of the certificates  representing  a holder's  Common Stock,  such holder shall be paid cash  by the  Company  in an  amount  equal  to the  product  of  such  fraction multiplied  by the average  closing sale prices of the Common Stock (as adjusted to reflect the Reverse Stock Split) for the 10 trading days  immediately  before the effective date of the Reverse Stock Split (the "Split  Effective Date") (or,
in the event the Common Stock is not so traded on the Split Effective Date, such closing  price on the next  preceding  day on which such stock is  traded).  All shares held by a stockholder will be aggregated,  and one new stock  certificate will be issued,  unless the stockholder  otherwise  notifies the transfer agent.
The proposed Reverse Stock Split would become effective immediately on the Split
Effective  Date.  Stockholders  will be notified on or after the Split Effective
Date that the Reverse  Stock Split has been  effected.  The  Company's  transfer agent,  Wachovia  Bank,  N.A.,  will act as the  Company's  exchange  agent (the
"Exchange  Agent")  for  stockholders  in  implementing  the  exchange  of their certificates.

     As soon as practicable after the Split Effective Date, stockholders will be notified and provided the opportunity  (but shall not be obligated) to surrender
their   certificates  to  the  Exchange  Agent  in  exchange  for   certificates
representing post-split Common Stock. Stockholders will not receive certificates for  shares of  post-split  Common  Stock  unless  and  until  the  certificates representing  their shares of pre-split  Common Stock are  surrendered  and they provide such evidence of ownership of such shares as the Company or the Exchange
Agent may  require.  STOCKHOLDERS  SHOULD NOT DESTROY ANY STOCK  CERTIFICATE  OR
FORWARD THEIR CERTIFICATES TO THE EXCHANGE AGENT UNTIL THEY HAVE RECEIVED NOTICE
FROM THE COMPANY THAT THE REVERSE STOCK SPLIT HAS BECOME EFFECTIVE. Beginning on
the Split Effective Date, each certificate  representing shares of the Company's pre-split  Common  Stock will be deemed for all  corporate  purposes to evidence ownership of the appropriate number of shares of post-split Common Stock.

     No service charge shall be payable by  stockholders  in connection with the exchange  of  certificates,  all  costs of which  will be borne  and paid by the
Company.

                                       20

OPTIONS, BENEFIT PLANS, WARRANTS AND OTHER SECURITIES

     If the Reverse  Stock Split is  implemented,  outstanding  and  unexercised options,  warrants and other  securities  convertible  into, or  exercisable  or exchangeable  for, shares of the Company's  Common Stock would be  automatically converted into an economically  equivalent option,  warrant or other security to purchase  shares  of the  Common  Stock  by  decreasing  the  number  of  shares underlying  the option,  warrant,  or other security and increasing the exercise price  appropriately.  For  example,  if  the  Reverse  Stock  Split  ratio  was one-for-four, an option, warrant or other security to purchase 160 shares of the
Company's  Common Stock at an exercise  price of $1.00 per share would become an option,  warrant or other security to purchase 40 shares of the Company's Common
Stock at an exercise price of $4.00 per share.

RIGHTS AND PREFERENCES OF SHARES OF WEBFINANCIAL STOCK

     With the  exception  of the number of shares  issued and  outstanding,  the rights and preferences of outstanding shares of the Company's Common Stock prior and subsequent to the Reverse Stock Split would remain the same.  Holders of the
Company's  Common Stock would continue to have no preemptive  rights.  Following the Reverse Stock Split, each full share of the Company's Common Stock resulting from the Reverse  Stock Split would  entitle the holder  thereof to one vote per share and would  otherwise be identical  to the shares of the  Company's  Common
Stock immediately prior to the Reverse Stock Split.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The  following  is  a  summary  of  certain  material  federal  income  tax consequences of the Reverse Stock Split;  however, this does not purport to be a complete  discussion of all of the possible  federal income tax  consequences of the  Reverse  Stock  Split.  It does not discuss  any state,  local,  foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to stockholders who are subject to special tax rules,  such as banks, insurance companies,  regulated investment companies, personal holding companies, foreign entities,  nonresident alien individuals,  broker-dealers and tax-exempt  entities.  This  discussion is based on the provisions of the United
States federal income tax law as of the date hereof,  which is subject to change retroactively  as well as  prospectively.  This  summary  also  assumes that the pre-split  shares  were,  and the  post-split  shares  will be, held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment).  Tax treatment may vary depending upon particular facts and circumstances.  Accordingly,  each stockholder should consult with his or her own tax advisor concerning the effects of the Reverse Stock Split.

     Each  stockholder  should  recognize  no gain or loss upon the  exchange of pre-split  shares for  post-split  shares  pursuant to the  Reverse  Stock Split
(except to the extent of any cash received in lieu of a fraction of a post-split share). Cash payments in lieu of a fractional post-split share should be treated as if the  fractional  share were  issued and then  redeemed  by the Company for cash. Each stockholder  should then recognize  capital gain or loss equal to the difference,  if any,  between the amount of cash  received  and the basis in the fractional  share. It is not anticipated  that these payments will be subject to backup withholding.

                                       21

     The aggregate tax basis of the  post-split  shares  received in the Reverse
Stock Split  (including  any fraction of a post-split  share deemed to have been received)  will be the same as the aggregate  tax basis in the pre-split  shares exchanged.  The holding period for the post-split shares will include the period during which the pre-split  shares  surrendered  in the Reverse Stock Split were held.

     The  Company  believes  that the  Reverse  Stock  Split  will  qualify as a
"recapitalization" under Section 368(a)(1)(E) of the Internal Revenue Code. As a
result,  the  Company  will not  recognize  any gain or loss as a result  of the
Reverse Stock Split.

APPRAISAL RIGHTS

     No appraisal  rights are available under the Delaware  General  Corporation
Law or under the  Company's  Certificate  of  Incorporation  or  By-laws  to any stockholder  who  dissents  from the  proposal to approve the  amendment  to the
Company's Certificate of Incorporation to effect the Reverse Stock Split.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REVERSE STOCK SPLIT.

                                       22

               PROPOSAL III--REDUCTION OF AUTHORIZED CAPITAL STOCK

 INTRODUCTION

     The Board of Directors has  unanimously  approved,  subject to  stockholder approval,  a proposal to amend the Company's  Certificate of Incorporation  (the
"Authorized  Share  Amendment"),  substantially  in the  form of Annex C to this
Proxy  Statement,  to effect a reduction in the number of shares of Common Stock and preferred  stock,  $.001 par value (the "Preferred  Stock"),  the Company is authorized to issue,  contingent upon  implementation of the Reverse Stock Split that is the subject of Proposal  II.  Currently,  the Company is  authorized  to issue up to 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred
Stock.  The Authorized  Share Amendment would reduce those numbers to no greater than 20,000,000  shares of Common Stock and no greater than 2,000,000  shares of
Preferred  Stock, as determined by the Board. If the stockholders do not approve the Reverse Stock Split, or if the Board determines not to implement the Reverse
Stock Split,  then the Company will not reduce its authorized  shares of capital stock.

PURPOSES OF THE REDUCTION IN AUTHORIZED SHARES

     The  principal  purpose of the  reduction in the number of shares of Common
Stock and  Preferred  Stock the Company is  authorized  to issue is to prevent a significant  increase in the Company's  Delaware  franchise  tax liability  that would occur in the event the Reverse Stock Split is  implemented  and the number of  authorized  shares is not  reduced.  The grant of  authority to the Board of
Directors to reduce the number of shares of authorized capital stock, within the limits  described  in this  proposal,  would  give the  Board of  Directors  the flexibility to keep the Company's  Delaware  franchise tax liability at or below current  levels.  The reduction in the authorized  capital stock  simultaneously with the Reverse  Stock Split would also reduce the  potential  for  substantial dilution to the stockholders as a result of the change in the Company's  capital structure after implementation of the Reverse Stock Split.

REDUCTION IN AUTHORIZED SHARES NOT PROPORTIONAL TO REVERSE STOCK SPLIT

     The  reduction in  authorized  shares of capital stock will not be directly proportional to the Reverse Stock Split.  The Board has determined to reduce the authorized  shares within the limits described  herein because,  in its business judgment, these numbers of authorized shares provide adequate flexibility to the
Company in engaging in future  capital  raising  transactions,  acquisitions  or other  transactions  which  might  require  the  issuance  of  Common  Stock and
Preferred  Stock,  while at the same time limiting the potential of  substantial dilution to the Company's current stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  THE  AUTHORIZED  SHARE
AMENDMENT.

                                       23

                   PROPOSAL IV--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Audit  Committee  has  appointed  Grant  Thornton LLP as the  Company's independent  public  accountants  for the fiscal year ending  December 31, 2004.
Although the  selection  of auditors  does not require  ratification,  the Audit
Committee has directed that the  appointment  of Grant Thornton LLP be submitted to stockholders for ratification due to the significance of such appointment. If stockholders  do not ratify the  appointment  of Grant  Thornton  LLP, the Audit
Committee will consider the appointment of other certified  public  accountants.
The approval of the  proposal to ratify the  appointment  of Grant  Thornton LLP requires the affirmative  vote of a majority of the votes cast by holders of the
Common Stock.

FEES BILLED TO COMPANY BY GRANT THORNTON LLP DURING FISCAL 2003

Audit Fees.

     The aggregate fees billed for each of the last two fiscal years of 2003 and
2002 for professional  services  rendered by Grant Thornton LLP for the audit of the annual  financial  statements of the Company and its subsidiary  WebBank and the review of the financial  statements  included in the Company's  Forms 10-QSB for such fiscal years were approximately $140,000 and $66,000, respectively.

Audit-Related Fees.

     The aggregate fees billed for each of the last two fiscal years of 2003 and
2002 for  assurance  and related  services  rendered by Grant  Thornton LLP were approximately  $0 and  $2,700,  respectively.  The  services  rendered  in  2002 involved review of internal control procedures.

Tax Fees.

     The aggregate fees billed for each of the last two fiscal years of 2003 and
2002  for  professional   services  rendered  by  Grant  Thornton  LLP  for  tax
compliance,  tax advice and tax  planning  for the  Company  and its  subsidiary
WebBank were approximately $9,000 and $7,400, respectively.

All Other Fees.

     No fees were billed for each of the last two fiscal  years of 2003 and 2002 for  products  and  services  of Grant  Thornton  LLP,  other than the  services reported above.

PRE-APPROVAL POLICIES AND PROCEDURES

     All  audit  and  non-audit  services  to  be  performed  by  the  Company's independent  auditors  must be  approved  in  advance  by the  Audit  Committee.
Consistent with applicable law,  limited amounts of services,  other than audit, review or attest  services,  may be approved by one or more members of the Audit

                                       24

Committee pursuant to authority delegated by the Audit Committee,  provided each such  approved  service  is  reported  to the full Audit  Committee  at its next meeting.

     All of the  engagements  and  fees  for the  Company's  fiscal  year  ended
December 31, 2003 were approved by the Audit  Committee.  In connection with the audit of the Company's  Financial  Statements for the fiscal year ended December
31, 2003, Grant Thornton LLP only used full-time, permanent employees.

     The Audit Committee has considered  whether the provision by Grant Thornton
LLP of the services  covered by the fees other than the audit fees is compatible
with  maintaining  Grant  Thornton's   independence  and  believes  that  it  is
compatible.

     The Company does not expect a  representative  of Grant  Thornton LLP to be present at the Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE  RATIFICATION  OF THE
APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S  INDEPENDENT AUDITORS FOR THE
YEAR ENDING DECEMBER 31, 2004.

                       PROCEDURES FOR CONTACTING DIRECTORS

     The  Company  has  adopted  a  procedure  by  which  stockholders  may send communications  as defined  within Item 7(h) of Schedule  14A under the Exchange
Act to one or more  directors  by  writing to such  director(s)  or to the whole
Board care of the Corporate  Secretary,  WebFinancial  Corporation,  590 Madison
Avenue,  32nd Floor, New York, New York 10022. Any such  communications  will be promptly  distributed by the Secretary to such individual  director(s) or to all directors if addressed to the whole Board.

                                       25

                                  ANNUAL REPORT

     All  stockholders  of record as of the Record  Date have been sent,  or are concurrently herewith being sent, a copy of the Company's 2003 Annual Report for the year ended December 31, 2003, which contains certified financial  statements of the Company for the year ended December 31, 2003.

     ANY  STOCKHOLDER  OF THE  COMPANY MAY OBTAIN  WITHOUT  CHARGE A COPY OF THE
COMPANY'S  ANNUAL  REPORT ON FORM  10-KSB FOR THE YEAR ENDED  DECEMBER  31, 2003
(WITHOUT EXHIBITS),  INCLUDING THE COMPANY'S CERTIFIED FINANCIAL STATEMENTS,  AS
FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION,  BY WRITING TO THE CORPORATE
SECRETARY,  WEBFINANCIAL CORPORATION,  590 MADISON AVENUE, 32ND FLOOR, NEW YORK,
NEW YORK 10022.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals made in accordance with Rule 14a-8 under the Exchange
Act and  intended  to be  presented  at the  Company's  2005  Annual  Meeting of
Stockholders  must be  received by the  Company at its  principal  office in New
York, New York no later than July 29, 2005.  Such proposals  should be addressed to the Corporate Secretary,  WebFinancial Corporation,  590 Madison Avenue, 32nd
Floor, New York, New York 10022.

     On May 21, 1998, the SEC adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act. The amendment to Rule 14a-4(c)(1)  governs the Company's use of its  discretionary  proxy voting  authority with respect to a stockholder proposal  which is not  addressed  in the  Company's  proxy  statement.  The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement,  then the  Company  will be allowed to use its  discretionary  voting authority when the proposal is raised at the meeting,  without any discussion of the matter in the proxy statement.  If during the prior year the Company did not hold an annual  meeting,  or if the date of the annual  meeting has changed more than 30 days from the prior  year,  then  notice  must not have been  received a reasonable  time before the Company  mails its proxy  materials in order for the
Company  to be  allowed  to use its  discretionary  voting  authority  when  the proposal  is  raised.  With  respect to the  Company's  2005  Annual  Meeting of
Stockholders,  if the Company is not provided notice of a stockholder  proposal, which has not been  timely  submitted,  for  inclusion  in the  Company's  proxy statement  by  October 12,  2005,  the  Company  will  be  permitted  to use  its discretionary voting authority as outlined above.

     As of the date of this  Proxy  Statement,  management  knows of no  matters other than those set forth herein which will be presented for  consideration  at the Meeting.

                                         Glen M. Kassan
                                         Vice President, Chief Financial Officer
                                         and Secretary
November 24, 2004

                                       26

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            WEBFINANCIAL CORPORATION

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 15, 2004

     The  undersigned,  a stockholder of  WebFinancial  Corporation,  a Delaware corporation (the "Company"), does hereby appoint Warren G. Lichtenstein and Jack
L. Howard, and each of them, the true and lawful attorneys and proxies with full power of substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company  which the  undersigned would be entitled to vote if  personally  present at the 2004 Annual  Meeting of
Stockholders  of the Company to be held at the offices of Olshan  Grundman Frome
Rosenzweig & Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street, New
York, New York 10022,  on December 15, 2004 at 9:00 a.m.,  local time, or at any adjournment or adjournments thereof.

     The undersigned hereby instructs said proxies or their substitutes:

ELECTION OF DIRECTORS:

     The election of Warren G. Lichtenstein,  Jack L. Howard,  Joseph L. Mullen,
Mark E. Schwarz and Howard Mileaf to the Board of Directors,  to serve until the
2005 Annual Meeting of Stockholders  and until their  respective  successors are elected and shall qualify.

                   WITHHOLD AUTHORITY
FOR ALL            TO VOTE FOR ALL
NOMINEES  _____    NOMINEES  _____     ___________________________________

                                       ___________________________________

                                       ___________________________________

                                       ___________________________________
                                       TO WITHHOLD AUTHORITY TO
                                       VOTE FOR ANY INDIVIDUAL
                                       NOMINEE(S), PRINT NAME(S)
                                       ABOVE.

APPROVAL OF REVERSE STOCK SPLIT:

     To authorize the Board of Directors to amend the Company's  Certificate  of
Incorporation to effect a reverse stock split of the Company's Common Stock.

_____ FOR   _____ AGAINST           _____ ABSTAIN

APPROVAL OF REDUCTION IN NUMBER OF  AUTHORIZED  SHARES OF CAPITAL STOCK:

     To authorize the Board of Directors to amend the Company's  Certificate  of
Incorporation to reduce the number of authorized shares of capital stock.

_____ FOR   _____ AGAINST           _____ ABSTAIN

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:

     To  ratify  the   appointment  of  Grant  Thornton  LLP  as  the  Company's
independent auditors for the year ending December 31, 2004.

_____ FOR   _____ AGAINST           _____ ABSTAIN

DISCRETIONARY AUTHORITY:

     In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the meeting.

     THIS PROXY WILL BE VOTED IN  ACCORDANCE  WITH ANY  DIRECTIONS  HEREINBEFORE
GIVEN. UNLESS OTHERWISE SPECIFIED,  THIS PROXY WILL BE VOTED TO ELECT DIRECTORS,
TO APPROVE THE REVERSE  STOCK SPLIT,  TO APPROVE THE  REDUCTION IN THE NUMBER OF
AUTHORIZED  SHARES  OF  CAPITAL  STOCK AND TO RATIFY  THE  APPOINTMENT  OF GRANT
THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

     The undersigned  hereby revokes any proxy or proxies  heretofore given, and ratifies and confirms that all the proxies  appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: _______________________, 2004
_____________________________ (L.S.)
_____________________________ (L.S.)
            Signature(s)

NOTE:  PLEASE  SIGN  EXACTLY  AS YOUR  NAME OR NAMES  APPEAR
HEREON. WHEN SIGNING AS ATTORNEY,  EXECUTOR,  ADMINISTRATOR,
TRUSTEE OR GUARDIAN,  PLEASE  INDICATE THE CAPACITY IN WHICH
SIGNING.  WHEN SIGNING AS JOINT TENANTS,  ALL PARTIES IN THE
JOINT  TENANCY  MUST  SIGN.  WHEN  A  PROXY  IS  GIVEN  BY A
CORPORATION, IT SHOULD BE SIGNED WITH FULL CORPORATE NAME BY
A DULY AUTHORIZED OFFICER.

PLEASE MARK,  DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE
PROVIDED FOR THIS PURPOSE.  NO POSTAGE IS REQUIRED IF MAILED
IN THE UNITED STATES.

                                     ANNEX A
                                     -------

                                     CHARTER
                                       OF
                     THE NOMINATING AND GOVERNANCE COMMITTEE

                           OF WEBFINANCIAL CORPORATION

A.   PURPOSE

     The primary  objectives of the  Nominating  and  Governance  Committee (the
"Committee")  are to assist the Board of Directors (the "Board") of WebFinancial
Corporation  (the  "Company")  by: (i)  identifying,  reviewing  and  evaluating individuals qualified to become Board members and recommending nominees for each annual  meeting of the  Company's  stockholders;  (ii)  ensuring that the Audit,
Compensation  and Nominating  and Governance  Committees of the Board shall have the benefit of qualified and experienced independent directors; (iii) serving as a focal point for communication  between Board candidates,  non-committee  Board members and the Company's  management;  and (iv) developing and  recommending to the  Board a set of  effective  corporate  governance  policies  and  procedures applicable to the Company.

B.   ORGANIZATION

     The Committee shall consist of three or more directors,  each of whom shall satisfy the applicable independence  requirements of The Nasdaq Stock Market and any other regulatory requirements.

     Committee  members  shall be elected by the Board at a meeting of the Board of Directors;  members shall serve until their  successors shall be duly elected and qualified. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the  Committee  members shall elect a Chairman by vote of a majority of the full Committee.

     The  Committee  may form  and  delegate  authority  to  subcommittees  when appropriate.

C.   MEETINGS

     The Committee  will meet no less than one time per year.  Special  meetings may be convened as required.  The Chairman of the Committee will preside at each meeting and, in consultation  with the other members of the Committee,  will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting.  The Chairman of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

                                      A-1

D.   RESPONSIBILITIES

     The Committee has the following duties:

     General

     1. Develop  principles of corporate  governance  and recommend  them to the
Board for its approval;

     2. Review  periodically the principles of corporate  governance approved by the Board to insure that they remain relevant and there is compliance with them;

     3. Review  periodically the Certificate of Incorporation and By-Laws of the
Company and recommend to the Board changes  thereto in respect of good corporate governance;

     4. Review and reassess the adequacy of the Charter  annually and  recommend any changes to the Board for approval;

     Board Composition

     5. Identify potential candidates for membership on the Board; the Committee shall have the sole  authority to retain and  terminate  any search firm used to identify candidates for the Board;

     6.  Gather  information  on such  candidates,  conduct  inquiries  into the backgrounds and  qualifications of such candidates,  and conduct  interviews and meetings with such candidates or their references;

     7. Make  recommendations  to the Board regarding  overall Board composition and makeup, including having a majority of independent directors on the Board;

     8.  Make  recommendations  to the  Board to  ensure  that the Board has the proper  expertise  and its  membership  consists  of persons  with  sufficiently diverse backgrounds;

     9. Make  recommendations  to the Board  with  regard  to the  criteria  for selection of Board members;

     10.  Assist the Board in planning for  continuity  on the Board as existing
Board members retire or rotate off the Board;

     11. Review and recommend to the Board an appropriate  course of action upon the resignation of current Board members;

     Board Committees

     12. Periodically review the composition of each Board committee;

     13. Recommend to the Board persons to be members of Board committees;

                                      A-2

     Executive Officers

     14. Make  recommendations to the Board with regard to a succession plan for the Principal Executive Officer in case of his resignation, retirement or death;

     15. Make  recommendations  and assist the Board in succession  planning for other executive officers;

     Stockholders

     16. Review the procedures and communication plans for stockholder  meetings to ensure that the rights of  stockholders  are fully  protected,  that required information  concerning the Company is adequately presented and that the meeting promotes  effective  communication  between the Company and its  stockholders on matters of importance;

     17.  Recommend to the Board ways and means for the Board and  management of the Company to communicate  with  stockholders  between  annual  meetings of the stockholders;

     Conflicts of Interest

     18.  Pre-approve  consulting  agreements  of Board members for conflicts of interest;

     19.  Clear  actual and  potential  conflicts of interest a Board member may have and issue to a Board  member  having an actual  or  potential  conflict  of interest  instructions on how to conduct him/herself in matters before the Board that may pertain to such a conflict;

     20.  Adopt and revise as  necessary  a  Conflicts  of  Interest  Policy and oversee its implementation;

     General

     21. Have the  authority to obtain  advice and  assistance  from internal or external legal,  accounting or other advisors in connection with the performance of its duties and responsibilities; and

     22.  Take such other  actions  regarding  the manner of  governance  of the
Company,  including the adoption of principles of corporate governance,  or that are otherwise within the Committee's scope of duties, from time to time that are in the best  interests  of the Company and its  stockholders,  as the  Committee shall deem appropriate.

                                      A-3

                                     ANNEX B
                                     -------

                                     CHARTER

                                       OF

                               THE AUDIT COMMITTEE

                           OF WEBFINANCIAL CORPORATION

                                  November 2004

                   ------------------------------------------

PURPOSE OF THE AUDIT COMMITTEE

     The  Audit  Committee  (the  "Committee")  is a  committee  of the Board of
Directors (the "Board") of WebFinancial  Corporation (the "Company") established for the purpose of overseeing the accounting and financial  reporting  processes of the Company and audits of its financial statements.

     The purposes of the  Committee  shall be to assist the Board in  fulfilling its oversight responsibilities to the stockholders,  potential stockholders, the investment  community,  and others,  with  respect to: (i) the  integrity of the
Company's  financial  statements;  (ii) the Company's  compliance with legal and regulatory  requirements;  (iii) the independent  auditors'  qualifications  and independence;  and (iv) the performance of the Company's internal audit function and independent auditors.

     The Committee  shall serve as an independent and objective party to monitor the Company's  financial  reporting  process and internal control system.  In so doing,  the Committee  shall  maintain free and open  communication  between the
Committee,  the  independent  auditors,  and the  management of the Company.  In discharging  its oversight  role, the Committee is empowered to investigate  any matter  brought  to its  attention  with  full  access  to all  books,  records, facilities  and personnel of the Company and to engage,  determine  funding for, and obtain advice and assistance from independent  counsel and other advisors as the Committee  deems  necessary to carry out its duties.  The Company shall also provide funding for ordinary  administrative  expenses of the Committee that the
Committee deems necessary or appropriate in carrying out its duties.

COMPOSITION AND MEMBERSHIP REQUIREMENTS

     The Board shall appoint the Committee and shall designate its Chairman. The
Committee shall consist of at least three  independent  directors,  each of whom
shall  satisfy  the  independence   requirements  of  The  Nasdaq  Stock  Market

                                      B-1

("Nasdaq"),  the Securities and Exchange  Commission (the "SEC"), and applicable law,  including the  Sarbanes-Oxley  Act of 2002 and the regulations  thereunder
(the "Act").  Each appointed  director shall be independent of the management of the Company, both directly and indirectly,  and free from any relationship that, in the opinion of the Board,  would  interfere  with the  exercise of his or her independent  judgment as a member of the Committee.  In particular,  the members will  not  have any  compensatory  relationship  with,  or  receive  any form of compensation  from,  the  Company  other than as a director  or Board  committee member,  accept any  consulting,  advisory  or other  compensatory  fee from the
Company  or be an  affiliated  person of the  Company or any  subsidiary  of the
Company.

     The Committee members shall be financially  literate and have the knowledge and experience required to fulfill their  responsibilities,  as specified in the
Nasdaq  requirements.  At least one  member  of the  Committee  shall  have past
employment   experience  in  finance  or  accounting,   requisite   professional
certification in accounting,  or any other  comparable  experience or background which results in that individual's financial sophistication,  including being or having been a chief executive officer, a chief financial officer or other senior
officer  with  financial  oversight  responsibilities.   The  identity  of  such
member(s)  shall be  disclosed  in periodic  filings as required by the SEC. The
Committee  members shall satisfy all other  requirements of the Nasdaq,  the SEC and the Act.

COMMITTEE MEETINGS

     1.  Committee  Meetings.  The Committee  shall meet as a committee at least quarterly,  or more frequently as circumstances require,  either in person or by telephone  conference call. The Committee shall maintain minutes of meetings and report to the Board on significant results of the foregoing activities.

     2. Meetings with  Independent  Auditors.  The Committee shall meet with the independent  auditors  at least  four times  during  each year and at such other times that the  Chairman  may deem  necessary  or  appropriate  for any  reason, including at the request of the independent auditors.

     3.  Separate  Meetings.  The Committee  should meet  privately in executive session at least annually with the independent  auditors,  and at the request of the  independent  auditors or the  internal  auditors,  shall meet  privately in executive session with either of them.

     4.  Availability.  The Committee  shall make itself  available to meet with management  of the Company to discuss any matters  that it or  management  deems appropriate,  and shall be available to the independent auditors during the year for consultation purposes.

                                      B-2

COMMITTEE RESPONSIBILITIES AND DUTIES

     The following shall be the principal  recurring  processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide  with  the  understanding  that  the  Committee  may  supplement  them  as appropriate:

     1. Review and Oversight Procedures.

          a. Review of Charter.  The  Committee  shall  review and  reassess the adequacy of this Charter at least  annually,  propose changes to this Charter to the Board for its  approval as  necessary,  and have this  Charter  published at least every three (3) years in accordance with SEC regulations.

          b. Review of Filings, Financial Statements and other Disclosures.

                (i)  The Committee shall review with management (including the principal accounting officers of the Company) and the independent auditors, prior to filing, the filings required to be made by the Company with the SEC on an annual and quarterly basis, as well as any other required interim reports, filings or documents that contain financial information about the Company. The
Committee shall specifically review the results of the annual audit of the
Company's consolidated financial statements prior to the filing thereof, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," any appropriate matters regarding the clarity of the disclosures in such financial statements, accounting principles, practices and judgments and the independent auditors'
opinion as to the quality thereof, and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Committee shall cause the independent auditors to conduct a SAS 71 Interim Financial Review prior to each filing of the
Company's Form 10-Q.

                (ii) While the fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditors, the Committee must review: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b)
analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (d) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as review of any financial information and earnings guidance provided to analysts and rating agencies.

                (iii)The Committee shall review analyses and significant
findings by the independent auditors with respect to financial reporting issues and judgments made in connection therewith, including (a) analyses of the effects of alternative generally accepted auditing standards, (b) any material

                                      B-3

difficulties or problems with any audit work, (c) any restrictions on the scope of the independent auditors' activities or access to requested information, (d)
any significant disagreements with management and the independent auditors and any accounting adjustments noted or proposed by the independent auditors, but not accepted by management, (e) any communications between the independent auditing team and the firm's national office respecting material auditing or accounting issues presented by the engagement, (f) any management or internal control letter issues raised, or proposed to be raised, by the independent auditors to the Company, and (g) any major issue as to the adequacy of the
Company's internal controls and specific audit steps adopted in light of material control deficiencies. This review should also include discussion of the responsibilities, budget and staffing of the Company's internal audit function.

          c. Committee  Oversight of Internal Audit.  The Committee shall ensure that the Company has an internal  audit  function to provide  management and the
Committee with ongoing  assessments.  The Committee shall also review and concur in the  appointment,  replacement  or  dismissal  of the  head of the  Company's internal auditing department.

          d. Annual  Performance  Evaluation.  The  Committee  shall  perform an annual self-evaluation of the Committee's performance.

     2. Independent Auditors.

          a. Committee  Oversight of Independent  Auditors.  The Committee shall have the sole authority  regarding,  and shall be directly  responsible for, the appointment, compensation, oversight, termination and replacement of, as well as funding for, the independent auditors for the purpose of preparing or issuing an audit report or related work, or any non-audit work, subject, if applicable,  to stockholder ratification.  The independent auditors shall report directly to the
Committee, and are ultimately accountable to the Committee and the Board.

          b. Independent  Auditors'  Independence.  The Committee shall annually request from the independent  auditors,  a formal written statement  delineating all relationships  between the independent  auditors and the Company,  including fees paid by the Company to the  independent  auditors,  in accordance  with the
SEC, the Nasdaq and the Act's  requirements;  actively engage in a dialogue with the independent  auditors  regarding all  relationships  between the independent auditors and management of the Company that in the Committee's  judgment (or the independent  auditors'  judgment)  may  reasonably  be  thought  to  bear on the independence  of the  independent  auditors;  and  take  appropriate  action  in
response  to  the  independent   auditor's  report  to  satisfy  itself  of  the
independent auditors' independence.

          c. Pre-Approval  of Independent  Auditors'  Fees. The Committee  shall pre-approve  all auditing  services and  non-auditing  services  provided to the
Company by the independent auditors. Such approval may be given at the beginning of each year up to a  pre-established  amount to be determined by the Committee.
Any permitted non-audit services not included in the pre-approved category shall be approved prior to the commencement of any such services.

          d. Independent Auditors' Report on Practices. The independent auditors shall report promptly to the Committee (a) all critical  accounting policies and practices to be used; (b) all alternative  treatments of financial  information,

                                      B-4

ramifications of such treatment,  and the treatment  preferred by the accounting firm;  and (c) all  material  written  communications  between  the  independent auditors'  firm and Company  management.  The  independent  auditors  shall also report on generally  accepted  accounting  principles  adopted by the accounting profession,  the Company's  compliance  therewith,  and the effect of unusual or
extraordinary   transactions.   The  independent  auditors  must  discuss  their
judgments about the quality and content of the Company's  accounting  principles with the Committee.

          e. Quality Control of Independent  Auditors.  On an annual basis,  the
Committee shall obtain a report from the independent auditors describing (i) the independent auditors' internal quality-control procedures, and (ii) any material issues  raised  by the most  recent  internal  quality-control  review,  or peer review,  of the firm,  or by any inquiry or  investigation  by  governmental  or professional  authorities,  within the preceding  five years,  respecting one or more  independent  audits  carried out by such firm, and any steps taken to deal with any such issues.  The  Committee  shall then present its  conclusions  with respect to the independent auditors to the full Board.

          f. Rotation of Independent Auditors.  The Committee shall annually (i)
assess the  qualifications,  performance  and  independence  of the  independent auditors and the lead (or  coordinating)  audit  partner (or other audit partner having primary responsibility for the audit); (ii) take any actions necessary to ensure the  rotations  not less than every five (5) years of the audit  partner;
and (iii) consider whether, in order to ensure continuing auditor  independence, the independent accounting firm should be rotated on a regular basis.

          g. Hiring  Policies.   The  Committee  shall  establish  clear  hiring
policies  for the  Company's  hiring of  employees  or former  employees  of the independent auditors, after consultation with management.

          h. Audit  Problems.  The Committee  shall review with the  independent auditors any audit problem or difficulties and management's response.

     3. Legal Compliance.

          a. Review of  Disclosures  by  Officers.  The  Committee  shall review disclosures made by the Company's principal  executive  officer(s) and principal financial officer(s)  regarding compliance with their certification  obligations under the Act,  including the Company's  disclosure  controls and procedures and internal controls for financial reporting.

          b. Fraud.   The  Committee  shall  discuss  with  management  and  the independent  auditors  any fraud  disclosed  to the  Committee,  whether  or not material,  that involves  management  or other  employees who have a significant role in the Company's internal controls.

          c. Related Party Transactions.  The Committee shall be responsible for reviewing and approving all related party transactions involving the Company and any director, executive officer, other employee, or family member.

                                      B-5

          d. Compliance  with Code of Conduct and Ethics.  The  Committee  shall review the Company's Code of Conduct and Ethics.  The Committee shall, on behalf of the Board and stockholders of the Company,  satisfy itself that the Company's
Code of Conduct and Ethics is strictly adhered to by its officers, directors and employees.

     4. Other Committee Activities.

          a. Earnings Press Releases. The Committee shall discuss earnings press releases,  as well as financial  information and earnings  guidance  provided to analysis and rating agencies.

          b. Complaint Procedures.  The Committee shall establish procedures for the  receipt,  retention  and  treatment of  complaints  received by the Company regarding the Company's  accounting,  internal  accounting controls and auditing matters and for the  confidential,  anonymous  submissions  by  employees of the
Company of concerns relating to questionable accounting or auditing matters.

          c. Committee   Reports.   The  Committee   shall  prepare  reports  to
stockholders  as  required  by the  SEC's  proxy  rules  to be  included  in the
Company's  annual  proxy  statement,  or, if the  Company  does not file a proxy statement, in the Company's Annual Report filed on Form 10-K with the SEC.

          d. Other.  The Committee shall have the power and authority to perform any other activities  consistent with this Charter,  the Company's by-laws,  and governing law, as the Committee or the Board deems necessary or appropriate.

LIMITATION

Nothing in this  Charter is intended to alter in any way the standard of conduct required of any of the  directors  of the  Company  under the  Delaware  General
Corporation Law, as amended,  and this Charter does not impose,  nor shall it be interpreted to impose, any duty on any director greater than, or in addition to, the duties or standards  established by the Delaware General  Corporation Law or applicable requirements of federal law or the Nasdaq.

                                      B-6

                                     ANNEX C
                                     -------

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                            WEBFINANCIAL CORPORATION

            Under Section 242 of the Delaware General Corporation Law

                             ----------------------

     It is hereby certified that:

     1.  The  name  of  the   corporation  is  WebFinancial   Corporation   (the
"Corporation").

     2. The Certificate of Incorporation of the Corporation is hereby amended by amending and restating Article FOURTH thereof as follows:

          "FOURTH:  (a) The  Corporation  shall have the  authority to issue an  aggregate  of ___ Million  (__________)  shares of capital stock. The authorized capital stock shall be divided into common stock (the "Common  Stock") and preferred  stock
          (the "Preferred Stock"). The Common Stock of the Corporation
          shall  consist of ___ Million  (_______)  shares,  par value
          $.001 per  share.  The  Preferred  Stock of the  Corporation shall  consist of ___ Million  (_______)  shares,  par value
          $.001 per share.

          (b) No stockholder of the Corporation shall by reason of his holding of shares of any class or series have any preemptive or  preferential  right to  purchase  or  subscribe  for any shares of any  class or series of stock of the  Corporation, now or hereafter authorized,  or any securities  convertible into or carrying  options or warrants to purchase any shares of any class or series of stock of the  Corporation,  now or hereafter authorized, other than such rights, if any, as the
          Board of Directors,  in its discretion from time to time may grant and at such price as the Board of Directors may fix.

          (c) Upon this  Certificate of Amendment  becoming  effective pursuant  to the  General  Corporation  Law of the  State of
          Delaware  (the  "Effective  Date"),  the  Corporation  shall

                                      C-1

          implement  a reverse  stock  split of its Common  Stock (the
          "Reverse Split"),  whereby every _____ (__) shares of Common
          Stock issued and outstanding of record  immediately prior to
          the   Effective   Date  ("Old   Common   Stock")   shall  be
          automatically  reclassified  as, and converted into, one (1)
          share of Common Stock ("New Common Stock").

          (d)  Notwithstanding the provisions of section (c) above, no fractional  shares of New  Common  Stock  shall be issued in connection  with  the  Reverse  Split.  In lieu  of  issuing fractional shares in the Reverse Split, each holder shall be paid  cash by the  Corporation  in an  amount  equal  to the product of such fraction  multiplied by the average  closing sale prices of the Common  Stock (as adjusted to reflect the
          Reverse  Split) for the 10 trading days  immediately  before the Effective Date (or, in the event the Common Stock is not so traded on the Effective  Date,  such closing price on the next preceding day on which such stock is traded).

          (e) Each stock  certificate  that  immediately  prior to the
          Effective Date represented shares of Old Common Stock shall, from and after the Effective Date, automatically and without the necessity of presenting the same for exchange, represent that number of whole  shares of New Common  Stock into which
          the  shares  of  Old  Common  Stock   represented   by  such
          certificate shall have been reclassified; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall  receive upon  surrender of such  certificate a new certificate  representing the number of whole shares of New Common Stock into which the shares of
          Old Common Stock  represented by such certificate shall have been reclassified.

          (f)  Except  as may  be  provided  in  this  Certificate  of
          Incorporation  or in a designation with respect to Preferred
          Stock,  the holders of shares of New Common Stock shall have the exclusive right to vote on all matters on which a holder of Common Stock shall be entitled to vote at all meetings of the stockholders of the Corporation and shall be entitled to one vote for each share of New Common Stock entitled to vote at such meeting."

     3. The  amendment  of the  Certificate  of  Incorporation  herein certified has been duly adopted in accordance  with the  provisions of
Section  242 of the General  Corporation  Law of the State of Delaware
and by the  affirmative  vote  of the  holders  of a  majority  of the capital  stock  of the  Corporation  at a  meeting  duly  noticed  and conducted in accordance with the By-Laws of the Corporation.

                                      C-2

     IN WITNESS  WHEREOF,  the Corporation has caused this Certificate of Amendment of  Certificate of  Incorporation  to be executed on this
___ day of ____________, ____.

                                     WEBFINANCIAL CORPORATION

                                     -----------------------------------
                                     Name:
                                     Title:

                                      C-3